(Certain confidential portions of this Exhibit have been omitted, as indicated by an * in the text, and filed with the Commission separately pursuant to a request for confidential treatment)

                                PROMISSORY NOTE

$      *                                                 Dated: December 9, 1994



FOR VALUE RECEIVED, the undersigned CWM Mortgage Holdings, Inc., Independent National Mortgage Corporation and Independent Lending Corporation ('Customer'), HEREBY PROMISES TO PAY to the order of Lehman Commercial Paper Inc. ('Lehman'), in lawful money of the United States of America, the principal amount of each Advance made by Lehman to Customer pursuant to the Wet Ink and Interim Funding Facility dated as of the same date as indicated above (as amended from time to time, the 'Facility') between Lehman and Customer, on the Maturity Date, together with interest on each such Advance outstanding from and including the date on which such Advance is made until the principal amount of such Advance is paid in full, on such Maturity Date (and, as to any overdue principal and accrued interest thereon, on demand), at an interest rate per annum with respect to such Advance equal to the relevant Quoted Rate (as defined in the Facility) applicable to such Advance. Each Advance shall be made pursuant to an executed Notice of Borrowing.

1.       DEFINITIONS.

All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Pledge Agreement, dated as of the date hereof (as amended from time to time, the 'Pledge Agreement'), between Lehman and Customer, or the Facility.

2.       LATE PAYMENTS.

Customer shall pay interest on any overdue principal of each Advance and (to the extent permitted by applicable law) accrued interest thereon, at a fluctuating interest rate per annum equal to 2% above the applicable Quoted Rate (the 'Default Rate'), each change in such Default Rate to take effect simultaneously with any change in such prime rate.

3.       WET INK AND INTERIM FUNDING FACILITY.

This Promissory Note ('Promissory Note') is the Promissory Note referred to in the Facility and is entitled to the benefits thereof and shall be subject to the provisions thereof and of the Pledge Agreement. This Promissory Note is secured pursuant to the Pledge Agreement.

4.       PREPAYMENT.

Customer shall have the right to prepay the principal amount of any Advance at any time, provided that for any term transactions prepaid, Customer shall pay Lehman for any reasonable costs incurred by Lehman related to such prepayment. Lehman shall provide Customer with an officer's certificate describing in reasonable detail the calculations underlying any such costs.

5.       PAYMENTS AND COMPUTATIONS.

Customer  shall  make each  payment  hereunder  not later than 6:00 PM (New York time) on the day when due to Lehman at Citibank, ABA Number 021000089, Lehman Commercial Paper Inc. Account Number 40615659 in same day funds. All computations of interest shall be made by Lehman on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable. Any payment to be made hereunder on a day other than a Business Day shall be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of payment of interest.

6.       EVENTS OF DEFAULT.

If any of the following events ('Events of Default') shall occur and be continuing:

         (a) Customer shall fail to pay any principal or interest due and payable under this Promissory Note when due provided that any failure to pay interest may be cured within two (2) business days after notice thereof; or

         (b) Customer shall fail to perform or observe any other term, covenant or agreement contained in the Relevant Agreements on its part to be performed or observed when required and such failure shall

                   (i) continue for fifteen (15) days after receipt of notice of such default; and

                  (ii) have a material adverse effect on the Customer's ability to perform hereunder as determined by Lehman in its reasonable business judgment, except that (i) and (ii) shall not apply to the failure to maintain Collateral Value as required under Section 8(a) of the Facility for a period of two (2) business days after notice thereof; or

         (c) any representation or warranty made by Customer in the Relevant Agreements or in any document delivered in connection therewith shall prove to have been incorrect in any material respect when made; provided that any representation or warranty concerning a Mortgage Loan proving to be incorrect in any material respect that does not have a material adverse effect on the value or salability of the Mortgage Loans in the Borrowing Base as a whole shall result solely in such Mortgage Loan being ineligible Collateral for purposes of computing Collateral Value of the Borrowing Base under the Pledge Agreement; or

         (d)  Customer  shall fail to pay any of its  indebtedness  for borrowed
money or any  interest or premium thereon when due in excess of $       *
(whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such indebtedness; or any other default under any agreement or instrument relating to any such indebtedness, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate the maturity of indebtedness in excess of such amount; or if any indebtedness in excess of such amount shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or

         (e) a custodian, receiver, conservator, liquidator, trustee or sequestrator (or similar official) of Customer, or of any substantial portion of its property, is appointed or takes possession of such property; or Customer generally fails to pay its debts as they become due; or Customer is adjudicated bankrupt or insolvent; or an order for relief is entered under the Federal
Bankruptcy Code, any successor or similar applicable statute, or any administrative insolvency scheme, against Customer; or any substantial portion of its property is sequestered by court or administrative order and not stayed within * days of the date of such order; or a petition is filed against Customer under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction,
whether now or  subsequently  in effect and not stayed within       *    days of
the date of such filing; or

         (f) Customer files a petition in voluntary bankruptcy or seeking relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction whether now or subsequently in effect; or consents to the filing of any petition against it under any such law; or consents to the appointment of or taking possession by a custodian, receiver, conservator, trustee, liquidator, sequestrator (or similar official) of Customer, or of all or any substantial part of its property; or makes an assignment for the benefit of its creditors; or

          (g) Any litigation or proceeding affecting Customer that is likely to be adversely determined and which, if adversely determined, would have a material adverse effect on the Collateral as a whole or the ability of Customer to pay and perform on the Obligations; or

         (h) Customer consolidates or amalgamates with, or merges into or transfers all or substantially all its assets to another entity, and, at the time of such consolidation, amalgamation, merger or transfer:

                  (i) the resulting, surviving or transferee entity is not a corporation organized under the laws of the United States of America or a political subdivision thereof and fails to assume all the obligations of Customer under the Relevant Agreements and each outstanding Advance pursuant to written agreement reasonably satisfactory to Lehman; and

                  (ii) Customer or the surviving entity fails to provide Lehman with satisfactory assurances or credit support relating to the Relevant Agreements in such form and from such entity as is reasonably acceptable to Lehman to the extent that

                            (a)  Lehman  is not  reasonably  satisfied  with the
                             financial condition of the surviving entity; and

                            (b)  Lehman  has  provided  Customer  90 days  prior
                             notice of its request for additional assurances.

         (i) any  judgment  or order  for the  payment  of money  in  excess  of
$     *     shall be rendered against Customer and shall not have been stayed or
bonded pending appeal within   *   days of the date of entry thereof; or

         (j) any governmental authority or agency or any person, agency or entity acting under governmental authority shall have taken any action to condemn, seize or appropriate, or to assume custody or control of, all or any substantial part of the property of Customer, or shall have taken any action to displace the senior management of Customer or to materially curtail its authority in the conduct of the business of Customer; or

         (k) Customer shall default under, or fail to perform as requested under, or shall otherwise breach the terms of any instrument, agreement or contract between it and Lehman or any of Lehman's affiliates which default shall result in a termination or early acceleration of such facility or otherwise materially effect Customer's ability to perform hereunder; or

           (l) any material adverse change occurs in the financial condition, results of operations, or corporate structure of Customer;

then, and in any such event, Lehman may (i) by notice to Customer, declare this Promissory Note and all Advances made hereunder, all interest thereon and all other amounts payable under the Relevant Agreements to be forthwith due and payable, whereupon this Promissory Note and all such Advances, interest and other amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Customer, and (ii) exercise or cause to be exercised all rights and remedies of Lehman as secured party under the Pledge Agreement; provided, that upon occurrence of any Event of Default described in paragraphs
(e) and (f) above, the outstanding principal of and accrued interest on this Promissory Note and all other amounts payable under the Relevant Agreements shall immediately and automatically become due and payable without presentment, demand, protest or notice of any kind.

In the event there occurs a catastrophic event or events resulting in the effective absence of a 'repo market' for a period of at least 30 consecutive days respecting Mortgage Loans and the same results in Lehman not being able to finance any Advance through the repo market with Lehman's traditional repo counterparties, Lehman shall be entitled to terminate the Facility and its obligation to make additional Advances, effective upon 90 days prior notice to Customer. Upon the occurrence of the event described in this subparagraph (4), Customer shall not be obligated to make any further payments of Commitment Fees, and shall be entitled to have a pro rata portion of the Commitment Fee returned to it for the balance of the unexpired term of the Commitment.

7.       AMENDMENTS, ETC.

No amendment or waiver of any provision of this Promissory Note, nor consent to any departure by Customer therefrom, shall in any event be effective unless the same shall be in writing and signed by both parties and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

8.       NOTICES.

All written communications hereunder shall be mailed, telecopied or delivered at the respective addresses as listed in the Custody Agreement or at such other address as shall be designated by a party in a written notice to the other parties. All such notices and communications shall be effective when delivered to the party to which such notice is to be given.

9.       NO WAIVER, REMEDIES.

No failure on the part of Lehman to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

10.      BINDING EFFECT; GOVERNING LAW; VENUE.

This Promissory Note shall be binding upon Customer and its successors and assigns, and shall inure to the benefit of Lehman. Lehman may sell participations in its interests hereunder as provided in the Facility. This Promissory Note shall be construed in accordance with, and governed by, the laws of the State of New York, without giving effect to the conflict of law principles thereof. Customer waives trial by jury. Customer hereby irrevocably consents to the non-exclusive jurisdiction of any court of the State of New York, or in the United States District Court for the Southern District of New York, in any action or proceeding arising out of or relating to this Promissory Note. Customer hereby submits to, and waives any objection it may have to personal jurisdiction and venue in, the courts of the State of New York and the United States District Court for the Southern District of New York, over any disputes arising out of or relating to this Promissory Note. Customer consents to service of process by mail at the address specified in the Custody Agreement or designated pursuant to Section 8 hereof and waives any objection it may have to the sufficiency or adequacy of such method of service of process.

IN WITNESS WHEREOF, Customer has caused this Promissory Note to be executed by its officer thereunto duly authorized, as of the date first above written.

CWM MORTGAGE HOLDINGS, INC.

By:___________________________

Title:________________________

INDEPENDENT NATIONAL MORTGAGE CORPORATION

By:___________________________

Title:________________________

INDEPENDENT LENDING CORPORATION

By:___________________________

Title:________________________

Exhibit A

Notice of Borrowing No.________

Lehman Commercial Paper Inc.
1 Battery Park Plaza, 2nd Floor
New York, NY  10004
Attn:  Clearance/Pipeline Funding
Facsimile (212) 528-5841



Pursuant to the Facility dated ______________, 199__ between you and the undersigned, the undersigned hereby gives notice of its election to borrow from you one or more Advances and, in connection therewith, sets forth below the following information (all capitalized terms used herein shall have the meaning specified therefor in the Facility);

         1. The outstanding principal balance of the Mortgage Loans in the Borrowing Base is $__________.

         2. The principal amount of this Advance is $________.

         3. The Wet Ink or Interim (as applicable) Quoted Rate for this Advance is_________ per annum.

         4. The beginning Business Day of this Advance is ___________, 199__ .

         5. The Maturity Date of the Advance requested hereby is ____________, 199__.

         6. The  Collateral  Value of the items of  Collateral  in the Borrowing
Base  is  ________.   The  aggregate  amount  of  all  outstanding  Advances  is
___________.

         7. All of the Mortgage Loans requested to be funded pursuant to this Notice of Borrowing are first or second lien Mortgage Loans.

The undersigned hereby certifies that the following statements are true and correct on the date hereof and shall be true and correct on the date of the Advance requested herein, before and after giving effect thereto:

          A. Each of the representations and warranties contained in the Wet Ink and Interim Funding Facility and the Pledge Agreement are true and correct in all material respects;

          B. No Default or Event of Default (as such terms are defined in the Promissory Note) has occurred and is continuing;

          C. Customer has satisfied all of the conditions precedent as specified in Section 9 and covenants described in Section 8(a) of the Facility.

The Advance made pursuant hereto shall be made in connection with the items of Collateral described in each Collateral Submission Summary submitted to date and currently contained in the Borrowing Base.

CWM MORTGAGE HOLDINGS, INC.

By:___________________________

Title:________________________

INDEPENDENT NATIONAL MORTGAGE CORPORATION

By:___________________________

Title:________________________


INDEPENDENT LENDING CORPORATION

By:___________________________

Title:________________________